UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 11, 2005


                         PARALLEL PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


          0-13305                                    75-1971716
(Commission file number)               (IRS employer identification number)


1004 N. Big Spring, Suite 400, Midland, Texas          79701
  (Address of principal executive offices)           (Zip code)


                  (432) 684-3727 (Registrant's telephone number
                              including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02.  Results of Operations and Financial Condition.


         On January 11, 2005, Parallel Petroleum Corporation (the "Registrant") issued a press release reporting its oil and gas reserves for the fiscal year ended December 31, 2004, current oil and gas operations and its 2005 capital budget. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

         The information in this report is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, shall not otherwise be subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.


Item 9.01   Financial Statements and Exhibits.


   (c)      Exhibits

            Exhibit No.                        Description
           ------------                  ----------------------

               99.1 Press release dated January 11, 2005 reporting the oil and gas reserves of Parallel Petroleum Corporation for the fiscal year ended December 31, 2004, and its current oil and gas operations and 2005 capital budget.








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


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 11, 2005


                         PARALLEL PETROLEUM CORPORATION


                         By:    /s/ Larry C. Oldham
                             -------------------------------------------
                             Larry C. Oldham, President



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


                                  EXHIBIT INDEX



           Exhibit No.                        Description
           ------------                  ----------------------

               99.1 Press release dated January 11, 2005 reporting the oil and gas reserves of Parallel Petroleum Corporation for the fiscal year ended December 31, 2004, and its current oil and gas operations and 2005 capital budget.